Exhibit 22(c)(iv)


                    [LOGO OF BRIDGES INVESTMENT FUND, INC.]


                             IRA APPLICATION
                   For Traditional, Roth, SEP, and SIMPLE IRAs

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Mail to: Bridges Investment Fund, Inc.                           Overnight Express Mail to: Bridges Investment Fund, Inc.
         c/o U.S. Bancorp Fund Services, LLC                                                c/o U.S. Bancorp Fund Services, LLC
         PO Box 701                                                                         615 E. Michigan St.  FL 3
         Milwaukee, WI  53201-0701                                                          Milwaukee, WI  53202-5207

                             For additional information, please call toll-free 1-866-934-4700.

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In  compliance  with the USA PATRIOT Act, all mutual funds are required to obtain the  following  information  for all  registered owners and all authorized  individuals:  FULL NAME, DATE OF BIRTH,  SOCIAL SECURITY  NUMBER,  AND PERMANENT  STREET ADDRESS.  This
information  will be used to verify your true identity.  We will return your  application  if any of this  information is missing, and we may request additional  information for you for verification  purposes. In the rare event that we are unable to verify your identity,  the Fund reserves the right to redeem your account as an  age-appropriate  distribution  at the current day's net asset value.
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1.    INVESTOR INFORMATION       ___________________________          _____   _________________________________________
                                 FIRST NAME                           M.I.    LAST NAME

                                 __________________________________   _________________________________________
                                 SOCIAL SECURITY NUMBER               BIRTHDATE (Mo / Dy / Yr )

                                 __________________________________   _________________________________________
                                 DRIVER'S LICENSE OR STATE ID NUMBER  STATE OF ISSUE

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2.    PERMANENT STREET ADDRESS                                           Mailing Address (No foreign addresses)
      (Residential Address or Principal Place of Business -          |_| If completed, this address will be used as the Address
       No PO Box addresses or foreign addresses)                         of Record for all statements, checks, and required
                                                                         mailings.


      _____________________________________     __________
      STREET                                    APT / SUITE

      ______________________________   _____      __________             ___________________________________     __________
      CITY                             STATE      ZIP CODE               STREET                                  APT / SUITE

      _________________________     ______________________               ____________________________     _____    __________
      DAYTIME PHONE NUMBER          EVENING PHONE NUMBER                 CITY                             STATE    ZIP CODE
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3.  TYPE OF IRA                  CHOOSE ONE OF THE FOLLOWING ACCOUNT TYPES:

    If no tax year is            |_|  Traditional IRA Account
    indicated,                        |_| For tax year ______________
    we will assume it is              |_| IRA to IRA Transfer (please complete IRA Transfer Form)
    for the current tax               |_| Rollover (shareholder had receipt of funds)
    year.                        |_|  IRA Rollover Account
                                      |_|  Rollover IRA to Rollover IRA
    Refer to disclosure               |_|  Direct Rollover from qualified plan - complete any additional form(s) required by
    statement for                          your Plan
    eligibility                            Administrator.  Please check the type of qualified plan:
    requirements and                        |_| Corporate  |_| Pension  |_| PSP  |_| 401(k) |_| 403(b) |_| Other ___________________
    contribution limits.         |_|  Roth IRA Account
                                      |_| For tax year ______________
                                      |_| Roth IRA to Roth IRA Transfer (please complete IRA Transfer Form)
                                      |_| Traditional IRA to Roth IRA - year of conversion ______ in which Traditional IRA was converted to
                                          Roth IRA
                                      |_| Rollover from Roth IRA (shareholder had receipt of funds)
                                 |_|  SEP (Simplified Employee Pension Plan)  -- Each employee must complete an IRA
                                 Application.
                                      |_|  Contribution
                                      |_|  Transfer from another SEP IRA Account
                                      |_|  Rollover (shareholder had receipt of funds)
                                 |_|  SIMPLE IRA   (Be sure to complete Section 9)
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4.  INVESTMENT AMOUNT         |_|  By check: Make check payable to The Bridges Investment Fund, Inc.  $ ________________
                                                                                                        ($1000 Minimum)
                              |_|  By wire: Call 1-866-934-4700.  Indicate amount of wire:  $ ________________

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5.  AUTOMATIC INVESTMENT PLAN            If you choose this option, funds will be automatically transferred from your bank account monthly.  Please attach a voided check to Section 7 of this application.  We
    Your signed application              are unable to debit mutual fund or pass-through ("for further credit") accounts.
    must be received at least
    15 business days prior to            PLEASE KEEP IN MIND THAT:
    initial transaction.                 o    There is a $25 fee if the automatic purchase cannot be made (assessed by redeeming shares from your account).
                                         o    Participation in the plan will be terminated upon redemption of all shares.

       Amount per Draw ($100 Minimum)                     AIP Start Month                             AIP Start Day
      $_______________________________           ________________________________           _________________________________

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6.   VOIDED CHECK                   Please attach a voided check to this application if you chose the Automatic Investment Plan or the EFT option for your Systematic Withdrawal Plan.  We are unable to debit or credit
     Your signed application        mutual fund or pass-through ("for further credit") accounts.  Please contact your financial
     must be received at least      institution to determine if it participates in the Automated Clearing House system (ACH).
     15 business days prior to
     initial transaction.


     Please include a voided
     bank check.

                                                                             ATTACH
                                                                          VOIDED CHECK
                                                                              HERE

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7.  BENEFICIARY INFORMATION    (IF YOU NEED MORE SPACE, PLEASE ENCLOSE A SEPARATE SHEET OF PAPER.)

    PRIMARY

    _____________________________   ____________   __________________   ____________________   _______   _______
    NAME                            RELATIONSHIP   CITY / STATE / ZIP   SOCIAL SECURITY NUMBER DOB       %

    _____________________________   ____________   __________________   ____________________   _______   _______
    NAME                            RELATIONSHIP   CITY / STATE / ZIP   SOCIAL SECURITY NUMBER DOB       %

    _____________________________   ____________   __________________   ____________________   _______   _______
    NAME                            RELATIONSHIP   CITY / STATE / ZIP   SOCIAL SECURITY NUMBER DOB       %

    SECONDARY

    _____________________________   ____________   __________________   ____________________   _______   _______
    NAME                            RELATIONSHIP   CITY / STATE / ZIP   SOCIAL SECURITY NUMBER DOB       %

    _____________________________   ____________   __________________   ____________________   _______   _______
    NAME                            RELATIONSHIP   CITY / STATE / ZIP   SOCIAL SECURITY NUMBER DOB       %

    _____________________________   ____________   __________________   ____________________   _______   _______
    NAME                            RELATIONSHIP   CITY / STATE / ZIP   SOCIAL SECURITY NUMBER DOB       %

Spousal Consent: If you name someone other than or in addition to your spouse as primary beneficiary and reside in a community or marital property state, including AZ, CA, ID, LA, NV, NM, TX, WA, and WI, your spouse must consent by signing below.

X___________________________________________________   ________________________
 SIGNATURE OF SPOUSE                                   DATE
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8.   SIGNATURE        I have read and understand the Disclosure Statement and Custodial Account Agreement.  I adopt The Bridges
                      Investment Fund, Inc. Custodial Account Agreement, as it may be revised from time to time, and appoint the Custodian or its agent to perform those functions and appropriate administrative services specified.
                      I have received and read the prospectus for The Bridges Investment Fund, Inc. (the "Fund").  I understand the Fund's objectives and policies and agree to be bound to the terms of the prospectus.  Before I request an exchange, I will obtain the current prospectus for each Fund.  I acknowledge and consent to the householding (i.e. consolidation of mailings) of documents such as prospectuses, shareholder reports, proxies, and other similar documents.  I may contact the Fund to revoke my consent.  I agree to notify the Fund of any errors or discrepancies within 45 days after the date of the statement confirming a transaction.  The statement will be deemed to be correct, and the Fund and its transfer agent shall not be liable if I fail to notify The Bridges Investment Fund, Inc. within such time period.  I certify that
                      I am of legal age and have the legal capacity to make this purchase.

                      If I am opening a Traditional IRA with a distribution from an employer-sponsored retirement plan, I elect to treat the distribution as a partial or total distribution and certify that the distribution qualifies as a rollover contribution.  I understand that the fees relating to my account may be collected by redeeming sufficient shares.  The custodian may change the fee schedule at any time.

                      I authorize the Fund to perform a credit check in the event that one is needed to verify or establish identity.

                      The Fund, its transfer agent, and any officers, directors, employees, or agents of these entities
                      (collectively " Bridges Investment Fund, Inc.") will not be responsible for banking system delays beyond their control.  By completing sections 5 and 6, I authorize my bank to honor all entries to my bank account initiated through U.S. Bank, NA, on behalf of the applicable Fund.  Bridges Investment Fund, Inc.
                      will not be liable for acting upon instruction believed to be genuine and in accordance with the procedures described in the prospectus or the rules of the Automated Clearing House.  When AIP transactions are presented, sufficient collected funds must be in my account to pay them.  I agree that my bank's treatment and rights to respect each entry shall be the same as if it were signed by me personally.  I agree that if any such entries are dishonored with good or sufficient cause, my bank shall be under no liability whatsoever.  I further agree that any such authorization, unless previously terminated by my bank in writing, is to remain in effect until the Fund's transfer agent receives and has had reasonable amount of time to act upon a written notice of revocation.

                      ______________________________________________________         ________________________
                      DEPOSITOR / LEGALLY RESPONSIBLE INDIVIDUAL'S SIGNATURE         DATE (Mo / Dy / Yr)

                      Appointment as trustee accepted:
                      U.S. Bank, NA

                      /s/ [Illegible]

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9.   SIMPLE IRA
     PLANS ONLY          _______________________________________________________________________________________________________
                         EMPLOYER (COMPANY) NAME
     EMPLOYER
     INFORMATION         _______________________________________________________________________________________________________

                         EMPLOYER STREET ADDRESS

                         _______________________________________________________________________________________________________
                         EMPLOYER CITY / STATE / ZIP CODE

                         _______________________________________________________________________________________________________
                         EMPLOYER CONTACT (NAME)

                         _______________________________________________________________________________________________________
                         EMPLOYER CONTACT BUSINESS PHONE NUMBER
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10.  DEALER INFORMATION
                         _______________________________________________   _____________________________________________________
     Please be sure to   DEALER NAME                                       REPRESENTATIVE'S LAST NAME       FIRST NAME      MI
     complete
     representative's    DEALER HEAD OFFICE INFORMATION:                   REPRESENTATIVE'S BRANCH OFFICE INFORMATION:
     first name and
     middle initial.     _______________________________________________   _____________________________________________________
                         ADDRESS                                           ADDRESS

                         _______________________________________________   _____________________________________________________
                         CITY / STATE / ZIP                                CITY / STATE / ZIP

                         _______________________________________________   _____________________________________________________
                         TELEPHONE NUMBER                                  TELEPHONE NUMBER

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    BEFORE YOU MAIL, HAVE YOU:
    |_| Completed all USA PATRIOT Act required information?        |_| Enclosed your check made payable to The Bridges
        -       Social Security or Tax ID number in Section 1?         Investment Fund, Inc.?
        -       Birth date in Section 1?                           |_| Included a voided check, if applicable?
        -       Full name in Section 1?                            |_| Signed your application in Section 8?
        -       Permanent street address in Section 2?
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